                      Securities and Exchange Commission
                            Washington, D.C.  20579



                        ------------------------------



                                   Form 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) - February 13, 1997


                         SpeedFam International, Inc.
  ___________________________________________________________________________

            (Exact name of registrant as specified in its charter)



Illinois                        0-26784                        36-2421613
-----------------               -----------                    -----------
(State of other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


7406 West Detroit, Chandler, AZ                                     85226
---------------------------------------                           ---------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (602) 961-2175

Item 5.   Other Events

     On February 13, 1997, the Registrant entered into an Underwriting Agreement with Lehman Brothers Inc., Alex. Brown & Sons Incorporated and Needham & Company, Inc., as Representatives of several underwriters (the "Representatives"), and certain shareholders of the Registrant (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, the Registrant and certain shareholders of the Registrant propose to sell an aggregate of 3,000,000 shares of the Registrant's Common Stock. Of such shares, 2,050,000 are being offered by the Company. In addition, the Company granted the underwriters named therein an option to purchase up to 450,000 additional shares of Common Stock from the Company. Such shares of Common Stock are covered by a Registration Statement on Form S-3 filed by the Registrant on January 30, 1997 (SEC File No. 333-20679).

     The foregoing is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as an exhibit hereto and which is hereby incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

2.1 Underwriting Agreement, dated as of February 13, 1997, between the Registration and Lehman Brothers Inc., Alex. Brown & Sons Incorporated and Needham & Company, Inc. (as Representatives of the several underwriters named therein), and certain shareholders of the Registrant.

99.1 Indemnity Agreement, dated January 29, 1997, between the Registrant and certain shareholders of the Registrant.

                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SpeedFam International, Inc.


Date:  February 14, 1997                      By: /s/ Roger K. Marach
                                                  ---------------------------
                                              Name:  Roger K. Marach
                                              Title:  Chief Financial Officer

                                 Exhibit Index

                                                                   Sequentially
Exhibit                          Description                       Numbered Page
2.1                          Underwriting Agreement, dated as of
                             February 13, 1997, between the
                             Registration and Lehman Brothers
                             Inc., Alex. Brown & Sons
                             Incorporated and Needham & Company,
                             Inc. (as Representatives of the
                             several underwriters named
                             therein), and certain shareholders
                             of the Registrant.

99.1                         Indemnity Agreement, dated January
                             29, 1997, between the Registrant
                             and certain shareholders of the
                             Registrant.
